UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

GSI GROUP INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada

(State or other jurisdiction of incorporation)

000-25705	98-0110412
(Commission File Number)	(I.R.S. Employer Identification No.)

39 Manning Road, Billerica, Massachusetts 01821

(Address of principal executive offices, including zip code)

(978) 439-5511

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE

On June 4, 2007, GSI Group Inc. (the “Company”) announced the purchase of the beryllium mirrors and structures business of UK based Thales Optronics.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not	required.

(b)	Pro Forma Financial Information.

Not	required.

(c)	Shell Company Transactions

Not	required.

(d)	Exhibits.

99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI GROUP INC.

(Registrant)

Date: June 4, 2007

By:  /s/  Daniel J. Lyne

        Daniel J. Lyne

        Vice President & General Counsel